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                                                                    Exhibit 23.4

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in this Registration Statement on Form S-1 of Capital Trust to our firm under the caption "Experts" and of our report dated November 5, 1997, appearing in the Registration Statement on Form S-1 (File No. 333-37271) and related Prospectus of Capital Trust.

                                          Ernst & Young LLP

New York, New York
December 10, 1997